                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported)
                                 May 21, 1998




                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)





        DELAWARE                  0-21328                      76-0391720
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   (State or other           (Commission File No.)          (IRS Employer
    jurisdiction of                                          Identification
    incorporation)                                            Number)




3400 AVENUE H, ROSENBERG, TEXAS                              77471-3808
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(Address of principal executive offices)                     (Zip Code)




      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)


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Item 5.      Other Events
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     On May 21, 1998, the Registrant issued a press release attached as Exhibit
99 announcing that Millers Mutual Fire Insurance Company has failed to pursue its unsolicited expression of interest and that Fort Bend Holding Corp. has been advised through third party sources that Millers has allowed its expression of interest to expire.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     (c)  Exhibits

          The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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               EXHIBIT
                NUMBER                  DESCRIPTION
               --------                 -----------

                 99            Press Release dated May 21, 1998

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FORT BEND HOLDING CORP.



Date:  May 27, 1998                    By: /s/ Lane Ward
                                          ----------------------------
                                          Lane Ward
                                          Vice Chairman, President and
                                           Chief Executive Officer


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